Real Estate Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Landsea Homes [Member]
Real Estate Inventories
4.	Real Estate Inventories

Real estate inventories are summarized as follows:

	September 30, 2020	December 31, 2019
	(dollars in thousands)
Deposits and pre-acquisition costs	$18,078	$24,794
Land held and land under development	224,340	178,183
Homes completed or under construction	449,522	369,364
Model homes	36,215	25,838
Total real estate inventory	$728,155	$598,179

In accordance with ASC 360, inventory is stated at cost, unless the carrying amount is determined not to be recoverable, in which case inventory is written down to its estimated fair value. The Company reviews each real estate asset at the community-level, on a quarterly basis or whenever indicators of impairment exist. We generally determine the estimated fair value of each community by using a discounted cash flow approach based on the estimated future cash flows at discount rates that reflect the risk of the community being evaluated. The discounted cash flow approach can be impacted significantly by our estimates of future home sales revenue, home construction costs, and the applicable discount rate, all of which are Level 3 inputs.

For the nine months ended September 30, 2020, the Company recognized real estate inventory impairments of $3.4 million related to two communities in the California segment. In both instances, the Company determined that additional incentives were required to sell the remaining homes at estimated aggregate sales prices below the communities previous carrying values. The fair values for the communities impaired were calculated using discounted cash flow models using discount rates ranging from 7%-10%. For the nine months ended September 30, 2019, the Company did not recognize any real estate inventory impairments.

4.	Real Estate Inventories

Real estate inventories are summarized as follows:

	December 31,
	2019	2018
	(dollars in thousands)
Deposits and pre-acquisition costs	$24,794	$35,361
Land held and land under development	178,183	120,471
Homes completed or under construction	369,364	404,092
Model homes	25,838	20,549
Total owned inventory	598,179	580,473
Real estate inventories not owned	—	66,680
Total real estate inventory	$598,179	$647,153

Deposits and pre-acquisition costs include land deposits and other due diligence costs related to potential land acquisitions. Land held and land under development includes costs incurred during site development such as development, indirect costs, and permits. Homes completed or under construction and model homes include all costs associated with home construction, including land, development, indirect costs, permits, materials and labor.

In accordance with ASC 360, inventory is stated at cost, unless the carrying amount is determined not to be recoverable, in which case inventory is written down to its fair value. The Company reviews each real estate asset at the community-level, on a quarterly basis or whenever indicators of impairment exist. For the years ended December 31, 2019 and 2018, the Company did not recognize any real estate inventory impairments.